SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 5, 2003

AT ROAD, INC.

(Exact name of registrant as specified in its charter)

000-31511

(Commission File Number)

Delaware	94-3209170
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

47200 Bayside Parkway
Fremont, CA 94538

(Address of principal executive offices, with zip code)

510-668-1638

(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURES
AT ROAD, INC.
INDEX TO EXHIBITS
EXHIBIT 99.1

Item 5. Other Events and Regulation FD Disclosure.

     The information that is set forth in the Registrant’s Press Release dated March 5, 2003, is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

99.1	Press Release of At Road, Inc. dated March 5, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AT ROAD, INC.

Date: March 6, 2003	By:	/s/ Thomas C. Hoster

Thomas C. Hoster
Chief Financial Officer

AT ROAD, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of At Road, Inc. dated March 5, 2003.